EXHIBIT 10.6

委托管理合同

Entrustment Management Contract

本合同由以下双方在友好协商、平等、自愿、互利互惠的基础上，于 2015年12月01日在咸阳签署。

This Contract was signed in Xianyang on December 1, 2015 by the following parties on the basis of friendly negotiation, equality, voluntariness and mutual benefit.

委托方：咸阳颐福阁老年公寓（以下简称“甲方”）

Entrusting Party: Xianyang Yifuge Elderly Apartment Co., Ltd. (hereinafter referred to as “Party A”)

受托方：陕西金江山养老服务管理有限公司（以下简称“乙方”）

Entrusted Party: Shaanxi Jinjiangshan Elderly Care Service Management Co., Ltd. (hereinafter referred to as “Party B”)

为了优化管理、服务资源的配置,提高管理绩效和服务质量，加快养老服务业的产业化、市场化运作步伐，实现养老事业的蓬勃发展，依据《中华人民共和国合同法》等相关法规的规定，甲、乙双方经协商一致，就甲方经营的养老服务业委托给乙方管理事宜达成以下协议：

Party A and Party B have reached the following agreement on the management of the elderly care service industry operated by Party A to Party B in accordance with the provisions of the Contract Law of the People’s Republic of China and other relevant laws and regulations in order to optimize management and allocation of service resources, improve management performance and service quality, accelerate the industrialization and market-oriented operation of the aged care service industry, and realize the vigorous development of the elderly care industry.

一、委托管理的内容

I. Contents of Entrustment Management

本协议约定的管理服务内容包括：甲方的人事及劳动工资管理、行政事务管理、法律事务管理、养老护理服务管理以及甲方日常运营相关的其他事务的管理等。

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The management services stipulated in this Contract include: Party A’s personnel and labor wage management, administrative affairs management, legal affairs management, elderly care service management and management of other affairs related to Party A’s daily operations.

二、委托管理的期限

II. Term of Entrustment Management

本合同委托期限自本合同正式生效之日起 一 年，上述委托期限届满后，如甲乙双方对合同内容无异议，则本合同自动延续。

The term of this Contract shall be one year from the date when the Contract is formally effective. After the expiration of the above-mentioned entrustment period, if both parties have no objection to the Contract, the Contract will automatically continue.

三、委托管理的费用和支付方式

III. Fees of Entrustment Management and Methods of Payment

1．经双方协商一致，本合同委托管理费为乙方的委托管理成本，即乙方组织、运营及其它乙方在委托管理过程中发生的费用；

1. Upon mutual agreement, the entrustment management fee for this Contract are the entrustment management costs of Party B, that is, the expenses incurred by Party B in organization, operation and others incurred in the entrusted management process by Party B;

2．经双方协商一致，甲方同意按 年 （年/季度/月）向乙方指定帐户支付委托管理费用，支付时间由双方协商。

2. Upon mutual agreement, Party A agrees to pay the entrustment management fee to the designated account of Party B by year (quarter/quarter/month), and the payment time is negotiated by both parties.

四、双方权利义务

IV. Rights and Obligations of Both Parties

1．甲方权利义务：

1. Party A’s Rights and Obligations:

1)        甲方有权监督乙方对本合同的执行情况；

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1) Party A has the right to supervise Party B’s implementation of this Contract;

2)        甲方有权在任何合理时间进入委托管理的企业，对其运营情况进行检查和审核，并提出建议；

2) Party A has the right to enter the entrusted management company at any reasonable time, shall check and review its operation and propose suggestions;

3)        甲方应根据本合同的约定，及时支付委托费用；

3) Party A shall promptly pay the entrustment fee in accordance with the Contract;

4)        当乙方未能审慎尽责地履行委托职责，甲方有权督促乙方审慎尽职地履行委托职责。

4) When Party B fails to perform its entrusted duties prudently and conscientiously, Party A shall have the right to urge Party B to perform its entrusted duties with due diligence.

2．乙方权利义务：

2. Party B’s Rights and Obligations

1)        乙方有权根据本合同确定的委托管理的内容实施管理，但不应超过甲方本身依法以及有关协议享有的对委托权益及资产的管理权利；

1) Party B has the right to implement management according to the contents of the entrustment management determined in this Contract, but it shall not exceed the management rights of the entrusted interests and assets enjoyed by Party A itself and the relevant agreements;

2)        乙方有权按时获得本合同确定的委托管理费用；

2) Party B has the right to obtain the entrustment management fees determined in this Contract on time;

3)        乙方应积极配合甲方对委托期内的委托管理工作的检查和监督。

3) Party B shall actively cooperate with Party A to inspect and supervise the entrustment management work during the entrustment period.

4)        乙方在受托范围内依法管理企业，遇受托不明事项应及时与甲方沟通，以便妥善处理。

4) Party B shall manage the enterprise according to the law within the scope of entrustment. In case of any unclear matters, Party B shall communicate with Party A in time for proper treatment.

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5)        乙方应严格按照本合同约定完成委托管理事项，并做到审慎尽责；对其在完成委托管理事项过程中获悉的相关信息、材料等应予保密。

5) Party B shall complete the entrustment management matters in strict accordance with this Contract, and shall be prudent and responsible; the relevant information and materials that are known during the completion of the entrustment management matters shall be kept confidential.

五、违约责任

V. Liability for Breach of Contract

本合同正式生效后，任何一方不履行或不完全履行本合同约定的条款的，视为违约，守约方可以根据相关法律、法规要求违约方承担违约责任。如因违约方的违约行为给另一方造成损失的，违约方应承担相应的赔偿责任。

After this contract takes into effect formally, if either party fails to perform or does not fully perform the terms of this Contract, it shall be deemed to be in breach of Contract and the observant party may, in accordance with relevant laws and regulations, require the defaulting party to bear the liability for breach of Contract. If the breach of Contract by the defaulting party causes losses to the other party, the defaulting party shall bear the corresponding liability for compensation.

六、争议解决

VI. Dispute Resolution

双方应首先以协商方式解决因本合同引起或者与本合同有关的任何争议。如双方不能以协商方式解决争议，则双方同意将争议提交甲方所在地的人民法院审理。

Any disputes arising out of or in connection with this contract shall be settled through negotiation by both parties. If negotiation fails, both parties agree to submit the disputes to the people’s court in the place where Party A is located.

七、合同生效

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VII. Effectiveness of the Contract

本合同经合同双方签字、盖章后立即生效。

This Contract shall become effective immediately upon signature and seal by both parties to the Contract.

八、其他

VIII. Others

1．合同修订

1. Contract Modification

本合同的任何修改必须以书面形式由各方签署。修改的部分及增加的内容，构成本合同的组成部分。

Any modification of this Contract must be signed by both parties in writing. The modified part and the added contents form an integral part of this Contract.

2．可分割性

2. Severability

如果本合同的部分条款被有管辖权的法院认定无效，不影响其他条款效力的，其他条款继续有效。

If some of the terms of this contract are invalidated by a court of competent jurisdiction and do not affect the validity of other terms, the other terms will continue to be valid.

3．权利放弃

3. Rights Waiving

本合同任何一方未行使、部分行使或延迟行使其在本合同项下的任何权利，不应被认为其放弃该项权利或本合同项下的其它任何权利，但合同一方以书面形式明示放弃其权利者除外。

Any party to this Contract that has not exercised, partially exercised or delayed the exercise of any of its rights under this Contract shall not be deemed to have waived the right or any other right under this Contract, except for the case where the party to the contract expressly waives it in writing.

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4．未尽事宜

4. Unsettled Matters

本合同未尽事宜，法律法规有规定的，按规定执行；未规定的，可由合同各方另行签署补充合同，补充合同与本合同具有同等法律效力。本合同一式四份，合同双方方各持贰份，均具有同等法律效力。

If there are any matters not mentioned in this Contract that are stipulated by laws and regulations, it shall be implemented in accordance with the provisions; if not specified, the parties to the contract may sign a supplementary Contract separately, which shall have the same legal effect as this Contract. This Contract shall be made in quadruplicate with each party holding two with the same legal effect.

[以下为签字、盖章内容]

[The following are the signatures and seals]

甲方（盖章）：咸阳颐福阁老年公寓

Party A (seal): Xianyang Yifuge Elderly Apartment Co., Ltd.

法定代表人：

Legal Representative:

乙方（盖章）：陕西金江山养老服务管理有限公司

Party B (seal): Shaanxi Jinjiangshan Elderly Care Service Management Co., Ltd.

法定代表人：

Legal Representative:

2016年01月05日

January 05, 2016

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